Other Assets, Net - Schedule of Other Assets, Net of Accumulated Amortization (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Other Assets, Noncurrent [Abstract]
Deferred financing costs, net	$ 7.1	$ 7.9
Deferred income taxes	17.8	21.1
Advances to and investments in joint ventures, net	33.5	13.9
Other	6.7	4.5
Total other assets, net	$ 65.1	$ 47.4